                      SERVICING CERTIFICATE                              PAGE 5
--------------------------------------------------------------------------------

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A      Current Collection Period:  01-Sep-97 to 30-Sep-97
                                                                            P & S Agreement Date:                         01-Mar-97


   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                                Current
                                                                                                                          ----------
   Class A Certificates, Series 1997A          LIBOR + 0.25%               5.93750%  Original Closing Date:    3/26/97    16-Sep-97
   Class B Certificates, Series 1997A          LIBOR + 1.25%               6.93750%  Distribution Date:                   15-Oct-97
                                                                                     Days in Accrual Period                      30
                                                                                                                          15-Sep-97
                                                                                                                          14-Oct-97

                                   Weighted Avg Mtg Rate (WAC)             7.68839%
   LIBOR      5.68750%             Weighted Avg Net Mtg Rate (Alt. Rate)   7.30967%

   ----------------------------------------------------------------------------

 1      Beginning Pool Principal Balance                                                                           293,500,512.97
 2      Beginning Pool Balance Factor                                                                                   89.253431%
   ------------------------------------------------------------------------------------------------------------------------------

 3      Beginning Class A Principal Balance                                                                        289,389,039.97
 4      Beginning Class B Principal Balance                                                                          4,111,473.00
   ------------------------------------------------------------------------------------------------------------------------------

 5      Aggregate of all Monthly Principal Payments                                            (P&S 5.08i   )                0.00
 6      Aggregate of all Principal Prepayments Received                                        (P&S 5.08i   )        4,173,968.22
 7      Aggregate of any Net Liquidation Proceeds Received                                     (P&S 5.08iii )                0.00
 8      Aggregate of any Insurance Proceeds Received                                           (P&S 5.08iv  )                0.00
 9      Aggregate of any Awards or Settlements From Condemnation Proceedings                   (P&S 5.08v   )                0.00
10      Aggregate of any Proceeds From Repurchased Mortgage Loans                              (P&S 5.08vi  )                0.00
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
          Insurance Policy                                                                     (P&S 5.08vii )                0.00
12      Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                 (P&S 5.08viii )               0.00
13      Current Principal Advances                                                                                           0.00
14      Current Servicer Principal Reimbursements                                                                            0.00
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                        4,173,968.22
16      Unrecovered Principal Amounts (Liquidation Loss)                                                                     0.00
17      Aggregate of all Interest Payments Received                                            (P&S 5.08ii  )        1,933,989.15
17a     Prefunding Account Interest Earned                                                     (P&S 5.14b )                  0.00
17b     Accrued Interest at Cl A pass-through rate x Pre-funded Amount for
          11 days (1st dist only)                                                              (P&S 6.01a  )                 0.00
18      Current Servicing Fee                                                                  (P&S 5.08ii  )           43,415.72
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                       (P&S 6.02vii )           29,313.80
19 i.   Current Servicer Interest Advance (Recovery)                                                                    29,313.80
20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                            0.00
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                         4,173,968.22
22      Total Interest Available For Distribution (17+17a+17b-18+19i)                                                1,919,887.23
23      Total Funds Available For Distribution (15+22)                                                               6,093,855.45

        -------------------------------------------------------------------------------------------------------------------------
24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                       4,173,968.22
        -------------------------------------------------------------------------------------------------------------------------
                                                                                   WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                      (P&S 6.02i   )               98.60%
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
          Amount (Line 20)                                                                                                   0.00
   iii. Class A Prepayment Percentage                                                                                      100.00%
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula
          Principal Distribution Amount                                                                              4,173,968.22
   v.   Class A Total Distribution Allocable to Principal                                2                           4,173,968.22
   vi.  Class A Recovered Principal Amount                                                                                   0.00
   vii  Class A Unrecovered Principal Amount                                             7                                   0.00

26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)          1     (P&S 6.02ii  )        1,431,872.85
   ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                         (P&S 6.02ii  )        1,431,872.85
   iii. Class A Current Interest  (pass-through rate x A's upb)                                (P&S 6.02ii  )        1,431,872.85
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                         (P&S 6.02iii )                0.00

   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                         (P&S 6.02iii )                0.00
   vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
          > 0: min of 26i. and 26iv.)                                                          (P&S 6.02iii )                0.00
   viii.Class A Interest Shortfall  (26ii. - 26i.)                                             (P&S 6.02iii )                0.00
   ------------------------------------------------------------------------------------------------------------------------------

27 i    Current Certificate Insurance Premium                                            3                              28,738.59
   ii.  Reimbursement Amount                                                             4     (P&S 6.02vi  )                0.00
   iii. Redirection of Certificate Insurance                                                                                 0.00
   iv.  Total Amount to Certificate Insurer                                                                             28,738.59
   ------------------------------------------------------------------------------------------------------------------------------

28 i    Subordinated Percentage                                                                (P&S 6.02i   )                1.40%
   ii   Subordinated Percentage of Scheduled Formula Principal Distribution
          Amount                                                                                                             0.00
   iii. Subordinated Prepayment Percentage                                                                                   0.00%
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
          Distribution Amount                                                                                                0.00
   v.   Class B Total Distribution Allocable to Principal                                8                                   0.00
   vi.  Class B Recovered Loss Amount                                                    9                                   0.00
   vii  Class B Unrecovered Loss Amount                                                                                      0.00

29 i    Class B Total Distribution Allocable to Interest                                 6     (P&S 6.02ii  )           23,769.45
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                        (P&S 6.02ii  )           23,769.45
   iii. Class B Current Interest (pass-through rate x B's upb)                                 (P&S 6.02iii )           23,769.45
   iv.  Class B Unpaid Interest Shortfall  (Class B's interest s/f from
          preceding distribution date)                                                         (P&S 6.02iii )                0.00

   v.   Class B Unpaid Interest Shortfall  (Class B's interest s/f from
          preceding distribution date)                                                                                         --
   vi.  Class B Unpaid Interest Shortfall included in 26i.  (when 29iii.
          > 0: min of 29i. and 29iv.)                                                                                        0.00
   viii.Class B Interest Shortfall  (29ii. - 29i.)                                                                           0.00
   ------------------------------------------------------------------------------------------------------------------------------

30 i.   Cumulative Master Servicer Advanced Interest                                           (P&S 6.02v   )          525,955.60
   ii.  Cumulative Master Servicer Advanced Principal                                                                        0.00
   ------------------------------------------------------------------------------------------------------------------------------

31 i.   Beginning Reserve Fund Balance                                                         (P&S 6.06   )           250,000.00
   ii.  Current Reserve Fund Deposit                                                     5                                   0.00
   iii  Current Reserve Fund Advances                                                                                        0.00
   iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                       250,000.00
   ------------------------------------------------------------------------------------------------------------------------------

32 i.   Available Excess Interest                                                                                      435,506.34
   ii.  Distribution Account Shortfall                                                         (P&S 6.02xvi)                 0.00
   iii  Class R Distribution Amount For Such Distribution Date                          10                             435,506.34
   ------------------------------------------------------------------------------------------------------------------------------

33 i.   Ending Pool Principal Balance                                                          (P&S 6.02vii)       289,326,544.75
   ii.  Ending Pool Balance Factor                                                                                      87.984129%
   ------------------------------------------------------------------------------------------------------------------------------

34      Ending Class A Principal Balance                                                                           285,215,071.75
35      Ending Class B Principal Balance                                                                             4,111,473.00
   ==============================================================================================================================

                     STATEMENT TO CERTIFICATEHOLDERS                     PAGE 6
   ----------------------------------------------------------------------------
   MLCC Mortgage Investors, Inc.

   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A         Current Collection Period:  01-Sep-97 to 30-Sep-97

   PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                    LIBOR=       5.6875%
   Class A Certificates, Series 1997A        LIBOR + 0.25%           5.93750%  Original Closing Date:                   16-Sep-97
   Class B Certificates, Series 1997A        LIBOR + 1.25%           6.93750%  Distribution Date:                       15-Oct-97

                              Weighted Avg Net Mtg Rate (Alt. Rate)  7.30967%
        ------------------------------------------------------------------------

 1 i.   Class A Total Distribution Allocable to Principal                                                     12.853737
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
          Amount (Line 20)                                                                                     0.000000
   iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal
          Distribution Amount                                                                                 12.853737
   iv   Class A Recovered Principal Amount                                                                     0.000000
   v    Class A Unrecovered Principal Amount                                                                   0.000000

 2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                4.409453
   ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                                         4.409453
   iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
          > 0: min of 26i. and 26iv.)                                                                          0.000000
   iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
          preceding distribution date)                                                                         0.000000

        ---------------------------------------------------------------------------------------------------------------

 3 i.   Class B Total Distribution Allocable to Principal                                                      0.000000
   ii.  Subordinated Percentage of Scheduled Formula Principal Distribution Amount                             0.000000
   iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                 0.000000
   iv   Class B Recovered Loss Amount                                                                          0.000000
   v    Class B Unrecovered Loss Amount                                                                        0.000000

 4 i.   Class B Total Distribution Allocable to Interest                                                       5.781249
   ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                        5.781249
   iii. Class B Current Interest (pass-through rate x B's upb)                                                 5.781249
   iv   Class B Unpaid Interest Shortfall  (Class B's interest s/f from
          preceding distribution date)                                                                         0.000000
        ---------------------------------------------------------------------------------------------------------------

 5      Ending Pool Principal Balance                                                                289,326,544.75
 6      Ending Pool Balance Factor                                                                            87.984129%

 7      Ending Class A Principal Balance                                                             285,215,071.75
 8      Ending Class B Principal Balance                                                               4,111,473.00
        ---------------------------------------------------------------------------------------------------------------

 9 i.   Current Master Servicer Advanced (Recovered) Interest                                             29,313.80
   ii.  Current Master Servicer Advanced (Recovered) Principal                                                 0.00
   iii. Current Trustee Advanced Interest                                                                      0.00
   iv   Current Trustee Advanced Principal                                                                     0.00
   v    Additional Servicing Compensation                                            (P&S 6.02ix)              0.00
   vi   Amount of Servicing Advances Paid by Master Servicer                         (P&S 6.02 x)              0.00
   vii  Formula Principal Amount & Unrecovered Principal Amounts                     (P&S 6.02iv)                0.00
   viii Amount of Delinquencies of Mortgage Loans                                                         28,772.80
   ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:            15-OCT-97                                  0.00000%
   x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:            15-OCT-97                                  0.00000%
        ---------------------------------------------------------------------------------------------------------------

10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                      8
   ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                        4,446,735.96
11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                      0
   ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                0.00
12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                    0
   ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                              0.00
13 i    Number of Mortgage Loans in Foreclosure                                                                0
   ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                          0.00

14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans              (P&S 6.02xiii)            0.00
        ===============================================================================================================